UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 8, 2010

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 8, 2010, we announced the expiration and final settlement of our private offer to exchange certain of our outstanding debt securities for new debt securities and cash.  A copy of the press release is attached as Exhibit 99.A.  At the final closing, we issued $500,000 aggregate principal amount of our 6.50% Senior Notes due 2020 (the “New Notes”). Previously, on September 24, 2010, we issued $348,173,000 aggregate principal amount of New Notes. The New Notes are subject to a registration rights agreement dated September 24, 2010 (the “Registration Rights Agreement”).  For a description of the New Notes and the Registration Rights Agreement, see our Current Report on Form 8-K dated September 24, 2010, which is incorporated by reference herein.

Nothing in this report should be construed as an offer to purchase the outstanding debt securities, as such offer was made upon the terms and is subject to the conditions set forth in the Company’s Offering Memorandum dated September 10, 2010 and the related Letter of Transmittal.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Each exhibit identified below is filed as part of this Current Report.  Exhibits filed with this Current Report are designated by “*”. All exhibits not so designated are incorporated herein by reference to a prior filing as indicated.

Exhibit Number	Description

4.A
Sixteenth Supplemental Indenture, dated as of September 24, 2010, between El Paso Corporation and HSBC Bank USA, National Association, as trustee, to Indenture dated as of May 10, 1999 (Exhibit 4.A to our Current Report on Form 8-K filed with the SEC on September 24, 2010).

10.A	Registration Rights Agreement dated September 24, 2010 (Exhibit 10.A to our Current Report on Form 8-K filed with the SEC on September 24, 2010).
*99.A	Press Release dated October 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

	By:	/s/ John R. Sult
John R. Sult
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated: October 8, 2010.

 EXHIBIT INDEX

Each exhibit identified below is filed as part of this Current Report.  Exhibits filed with this Current Report are designated by “*”. All exhibits not so designated are incorporated herein by reference to a prior filing as indicated.

Exhibit Number	Description

4.A
Sixteenth Supplemental Indenture, dated as of September 24, 2010, between El Paso Corporation and HSBC Bank USA, National Association, as trustee, to Indenture dated as of May 10, 1999 (Exhibit 4.A to our Current Report on Form 8-K filed with the SEC on September 24, 2010).

10.A	Registration Rights Agreement dated September 24, 2010 (Exhibit 10.A to our Current Report on Form 8-K filed with the SEC on September 24, 2010).
*99.A	Press Release dated October 8, 2010.